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SONY

Sony Electronics Inc.

16450 West Bernardo Drive, San Diego, California 92127  Telephone (619) 487-8500
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November 21, 1997

Ms. Monica Germann
IAT AG
Aarestrasse 17
CH-5300 Vogelsang-Turgi
Switzerland

Dear Monica:

Sony hereby gives permission for the disclosure of the July 23, 1997 License Agreement between IAT AG and Sony Electronics, Inc. to be made to the Securities and Exchange Commission of the United States to the degree required by law.

Sincerely,

/s/ Tei Iki
Tei Iki
Senior Vice President
Display Systems